Controlled Delivery Technology
CDT

Surmount
Delivery Barriers

Copyright©2006, SCOLR Pharma, Inc. 1
SCOLR Pharma, Inc. Amex:  DDD
November 2006
Self Correcting Oral Linear Release -
Enabling Technologies for Oral Medications
SCOLR Pharma
®
CDT® is a registered trademark of SCOLR Pharma, Inc.
SCOLR & CDT logo and design are trademarks of SCOLR Pharma, Inc.
Exhibit 99.1

Copyright©2006, SCOLR Pharma, Inc. 2
SCOLR Pharma, Inc. Amex:  DDD
November 2006
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties. These statements  represent management’s present expectations of future events and are subject to a number of important factors that could cause actual results to differ materially from those described in the forward-looking statements including:
The timing of product introductions
Product development & clinical timelines
Availability of Additional Financing
Regulatory approvals and government regulation
Modifications to business strategy
Please refer to the risk factors and other cautionary language included in our reports and other filings with the Securities and Exchange
Commission and available on our website.
We assume no obligation to update these forward-looking statements.

Copyright©2006, SCOLR Pharma, Inc. 3
SCOLR Pharma, Inc. Amex:  DDD
November 2006
SCOLR Overview
SCOLR Pharma is a specialty pharmaceutical/oral drug
delivery company
Develops, licenses and commercializes novel products
based on its innovative CDT® platform
$79 billion global drug delivery market is expected to reach
$117 billion by 2009*
Revenues generated from royalties and licensing fees
Wyeth Consumer Healthcare
Perrigo
Others
Focused on product targets with significant market
potential
Sufficient capital to fund planned activities through 2007  -
$18.3 million cash as of September 30, 2006
* Datamonitor 2005

Copyright©2006, SCOLR Pharma, Inc. 4
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November 2006
Core Technology – CDT® Platform
Recent patents originated from Temple University
Applicable across a broad range of drug types
and classes
Enables controlled and cost effective oral drug
delivery
Represents a new generation tablet/capsule
based formulations using standard ingredients
Provides Self-correcting formulations with robust,
predictable and programmable drug release
Extended release
Improved Absorption/Permeability

Copyright©2006, SCOLR Pharma, Inc. 5
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November 2006
Alliance with Perrigo - Oct. 2005
Largest provider of store brand nutritional and over-the-counter
(OTC) pharmaceutical products in the U.S.
Licensing revenues generated by health supplements
3 new products introduced in November, 2006
Licensing Agreement with Wyeth Consumer Health
Care - Dec. 2005
Global License for CDT-based Ibuprofen products
12 hour Ibuprofen – Potential to become the first Extended Release
Ibuprofen in US
$8 billion global OTC analgesic market
Entered research collaboration to develop novel anti-viral compound for the treatment of influenza
Selected as development partner for novel application of SCOLR technology in existing global consumer product
Business Highlights – Collaborations
Two Recent Research/Development Agreements

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SCOLR Pharma, Inc. Amex:  DDD
November 2006
Fourth U.S. Patent Issued in August, 2005
Continued expansion of Intellectual Property with ongoing submissions
(Represents successful dosing in approx. 400 subjects, since April 2004)
24-hour CDT-Niacin
12-hour CDT-Ibuprofen
12-hour CDT-Pseudoephedrine
IR CDT-Raloxifene
24-hour CDT-Ondansetron
12-hour CDT-Phenylephrine
Multiple Health Supplements currently on market at major retailers
Successful Scale Up/Transfer at Multiple Manufacturing Sites
Business Highlights – Validated Technology
Platform based on a portfolio of recently issued and
pending patents
Fourteen Clinical Studies Completed
(As of November, 2006)
Successful Commercialization/Scale Up

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November 2006
Target
ID
Target
Validation
Product
Formulation
Lead
Optimization
Pre-
Clinical
Clinical -
Regulatory
Identification CDT Product Development Final Product
Evaluation
|         1-2 Months
|                   8-14 Months
|     24 –
36 Mos.    |
Market
Business Model Overview
Markets
•New Chemical Entity
•Rx, OTC Drug
- Exclusive - New Formulation (NDA)
- Generic - New Use (NDA)
- BioEquiv. (ANDA)
•Dietary Supplements
Identification Criteria
•
Partnership Interest
•
Market Size
•
Exclusivity Status
•
Competition
•
Cost (Dev.       Market)
•
Time to Market

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November 2006
Peer Group Comparison – Sustained Release Tablets/Capsules
Numerous
For Polymer
3-4, tablet
12 or more 36 or more 36 or more 36 or more 18 or more 2-3
Estimated
Manufacturing
Steps
Multiple
manufacturing
steps,
complex
processes
Multi-
Particulate,
erosion,
dissolution
No
Biovail
(FUZE®)
Specialized
manufacturing
equipment,
complex
Multi-Layered
Tablet,
Hydrophilic
Matrix,
Swellable
polymer
matrix
Yes
Skyepharma
(GeoMatrix®)
Multiple
manufacturing
steps,
complex
processes
Multi-
Particulate,
erosion,
dissolution
No
Flamel
(Micropump®)
Multiple
manufacturing
steps,
complex
processes
Multi-
Particulate,
erosion,
dissolution
Yes
Elan
(Diffucaps®)
Labopharm
(Contramid®)
Alza
(OROS®)
SCOLR
(CDT®)
Special
engineered
polymer,
limited source,
availability
and
application
Complex,
payload
restrictions,
fragile, short
exclusivity
Limitations*
*As compared
with SCOLR
Pharma.
Hydrophilic
Matrix,
Swellable
polymer
matrix
Reservoir
Device,
Osmotic pump
Hydrophilic
Matrix,
Swellable
polymer
matrix
Mode of Action
No Yes Yes
Wide Range of
Drugs Tested

3

1
Hydrophilic Exterior
HO
OH
CH
CH
Lipophilic Cavity
CH_2OH
Lipophilic Drug
Drug:CD Complex
HO
OH
CH
OH
CH_2OH
Hydrophilic Exterior

3

2

Copyright©2006, SCOLR Pharma, Inc. 9
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November 2006
CDT: Less Complex Solubility Alternative
1. Cyclodextrin-Drug Inclusion Complexes
2. Solid Dispersion/Suspension
Note:  Often needed for nano-particle systems to prevent agglomeration
3. Nano sizing/Nano-Technologies
Insoluble drug
incorporated into
Lutrol matrix.
Other excipients
stabilize the matrix.
Micro & Nano Drug Particles:
Milled/Crystals
TiNanosphere™ From
Altair Nanomaterials
Drug applied to nanosphere

Copyright©2006, SCOLR Pharma, Inc. 10
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November 2006
Current OTC Development Targets
$9 billion Combined Market (1)
- Initial formulation work
completed
- Initial Human study dosing
completed Q-4, ’06
- Lower Cost
- Patent Protected
OTC
Decongestant
CDT – 12 hr
Phenylephrine
$ 1 billion
combined
market
(U.S.)
- ANDA Trials Completed,
Q-2,05
- ANDA Submission  planned
- 1/3 size of current OTC
Products
- Lower Cost
- Patent Protected
OTC
Decongestant
CDT – 12 hr
Pseudoephedrine
$ 8 billion
(Global OTC
analgesic.)
- Licensed to WCH, Q4, ‘05 - 1 Extended Release OTC
Ibuprofen
- 1 tablet vs. 3 every 12 hrs.
- Lower Cost
- Patent Protected
OTC Analgesic CDT – 12 hr
Ibuprofen
Current  Market
Estimate
(1)
Status Potential Advantages Application Lead Products
Notes:
(1)
Market Data Sources – IMS, Data Monitor, Company Disclosures, SCOLR
Estimates.
(2)
Based on 2004 Animal Study Findings and Initial 2005 Clinical Results
st
rd

Copyright©2006, SCOLR Pharma, Inc.
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SCOLR Pharma, Inc. Amex:  DDD
November 2006
Current Rx Development Targets
$ 3.9 billion Combined Market (1)
$ 1.5 billion
(Global)
- Animal Study Positive
- Human Pilot Study
dosing complete Q-4, ‘05,
- Results positive
- Additional Human study
dosing completed Q-4, ’06
- Improved absorption
(2)
- 1 tablet vs. 3 every 24 hrs.
- Simplified Manufacturing
- Lower Cost
- Patent Protected
Rx Anti-Nausea CDT – ER
Ondansetron
$ 0.8 billion
(Global)
- Formulation work completed
- Clinical supplies in process
- Initial Human studies
planned 2006/07
- Less Drug for similar results
- Simplified Manufacturing
-
Alternative to
nanocrystalization
- Lower Cost
- Patent Protected
Rx Cholesterol
Management
(Hypercholesterolemia)
CDT- IR
Fenofibrate
$ 0.6 billion
(Global)
- Formulation work completed
- Transfer/Scale up in  process
- Initial Human studies
to be determined
- Improved absorption
- 1 tablet every 12 hrs.
- Simplified Manufacturing
- Lower Cost
- Patent Protected
Rx Neural Pain CDT- ER
Gabapentin
$ 1 billion
(Global)
- Animal Study Positive
- Human Pilot Studies
completed,  Q-3, 2005
- Results positive
- Expanded Pilot Trial –
Dosing completed (Aug. ‘06)
- Less Drug for similar
results
(2)
- Simplified Manufacturing
- Lower Cost
- Patent Protected
Rx Osteoporosis CDT – IR
Raloxifene
Current  Market
Estimate
(1)
Status Potential Advantages Application Lead Products
Notes:
(1)
Market Data Sources – IMS, Data Monitor, Company Disclosures, SCOLR estimates.
(2)
Based on 2004 Animal Study Findings and Initial 2005 Clinical Results

TRADER DARWIN'S
ESTER C
DIETARY SUPPLEMENT
ONCE DAILY CONTROLLED RELEASE
IMMUNE & ANTIOXIDANT SUPPORT
180 TABLETS
TRADER DARWIN'S
VITAMIN C
MINERAL ASCORBATES
DIETARY SUPPLEMENT
500 MG
120 TABLETS

SPRING VALLEY
DOUBLE STRENGTH
ALL DAY
Extended Release
Glucosamine
Chondroitin
DIETARY SUPPLEMENT 60 CAPLETS

meijer
all day
extended release
Glucosamine
Chondroitin
double strength
60 CAPLETS
240 CAPLETS
120 CAPLETS
dietary supplement

Copyright©2006, SCOLR Pharma, Inc. 12
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November 2006
On Market 12 hour and once daily tablets 500/400 -Glucosamine/Chondroitin
On Market 12 hour sustained release tablets 300/250/300 -Glucosamine/Chondroitin/MSM
On Market 12 hour sustained release tablets 250/250 -Glucosamine Complex
(ADM) Custom designed pre-blends various -Novasoy™
On Market 12 hour sustained release tablets 250 -Niacin
On Market 12 hour sustained release tablets 640 (500) -Ester C™
On Market 12 hour sustained release tablets 500 -Vitamin C
STATUS DESCRIPTION STRENGTH (mg) NAME
Marketed or Licensed Dietary Supplements
Examples of Commercial Product Available:

Copyright©2006, SCOLR Pharma, Inc. 13
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November 2006
Current Development Targets - Ibuprofen
Prototype Ibuprofen clinical results  were favorable and led to license of
CDT applications for ibuprofen products to WCH (Dec. ’05).
Achieves 12 hour extended release in humans.
Shown to be bioequivalent (AUC) to reference OTC and Rx tablet.
N=10 subjects
Representative Participant
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
0.0 5.0 10.0 15.0 20.0 25.0 30.0
Time (hours)
CDT Formulation
CDT Formulation
CDT Formulation
200mg OTC control
600mg Rx control

Copyright©2006, SCOLR Pharma, Inc. 14
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November 2006
Initial Pseudoephedrine Results Positive
Confirms 12 hours Extended Release in Humans
Bioequivalent to Sudafed® 12 hour (OTC Reference Product)
MEAN PSEUDOEPHEDRINE PLASMA CONCENTRATIONS
Under Fasted Conditions
0
50
100
150
200
250
300
350
0 2 4 6 8 10 12 14 16 18 20 22 24
Hours After Dose
TEST
REFERENCE
Current Development Targets - Pseudoephedrine
N=12 subjects

Copyright©2006, SCOLR Pharma, Inc. 15
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November 2006
72.3% - 86.6% 69.2% - 83.0% 55.9% - 66.8%
90% Confidence Interval
AUC
0-inf
317.98
(56.48)
(100.0%)
273.72
(42.53)
(85.4%)
256.83
(51.27)
(81.3%)
180.06
(45.11)
(56.0%)
C
max
(pg/mL)
(vs. Evista)
15941.26
(40.66)
(100.0%)
12794.92
(38.33)
(79.1%)
12909.36
(50.87)
(75.8%)
9976.99 (37.53)
(61.1%)
AUC
0-inf
(pg·hr/mL)
(vs. Evista)
Evista ® 60 mg
Tablets
(D)
Raloxifene
CDT ® Tablets
(A) *Enhanced
Raloxifene
CDT ® Tablets
(B)
Raloxifene
CDT ® Tablets
(A)
Geometric Mean (%CV)
Pharmacokinetic
Parameters (PK)
Current Development Targets - Raloxifene
Using the (A) CDT® formulation as a test product, the results indicated that the
*Enhanced CDT® formulation increased the overall bioavailability of raloxifene by approximately 30%. When compared to Evista® 60 mg Tablets, the bioavailability of Raloxifene was increased 20%, from 60% to 80% when the
*Enhanced (A) CDT® formulation was administered.
N=34-32

C: Enhanced (A) CDT® Tablet
D: Evista® 60 mg Tablet
Raloxifene Plasma Levels

Copyright©2006, SCOLR Pharma, Inc. 16
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November 2006
Current Development Targets - Raloxifene
0.00
50.00
100.00
150.00
200.00
250.00
300.00
350.00
0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 180.00
Time (hours)
D-Means C-Means
N=34 subjects

C: Enhanced (A) CDT® Tablet
A: (A) CDT® Tablet
~30% Increase in AUC
>50% increase in Cmax
Raloxifene Plasma Levels

Copyright©2006, SCOLR Pharma, Inc. 17
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November 2006
0.00
50.00
100.00
150.00
200.00
250.00
300.00
0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 180.00
Time (hours)
A-Means C-Means
Current Development Targets - Raloxifene
N=34 subjects

Copyright©2006, SCOLR Pharma, Inc. 18
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November 2006
Current Development Targets - Ondansetron
Initial CDT Ondansetron clinical results were favorable (non-optimized)
Results indicate potential for sustained release, as compared to Zofran® 8mg Rx tablet.
N=30 subjects
Amino Acid CDT vs. Zofran 8mg Geometric Means
0
10
20
30
40
50
60
0.00 5.00 10.00 15.00 20.00
Time (hours)
8mg Means B means C means

Copyright©2006, SCOLR Pharma, Inc. 19
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November 2006
Licensable Portfolio &
Preclinical Lower dose equivalent to Tricor® Cholesterol
Management
- Fenofibrate
Preclinical 12 hour sustained release tablets Neural Pain - Gabapentin
Post Menopausal:
In Clinic Lower dose equivalent to Evista® Osteoporosis - Raloxifene
Preclinical Compared to Covera-HS® Ca channel Blocker - Verapamil
Preclinical Compared to Procardia® Ca channel Blocker - Nifedipine
Preclinical Compared to Dilacor® Ca channel Blocker - Diltiazem HCl
Preclinical Compared to Toprol XL® Beta-Blocker - Metoprolol
Preclinical Compared to Inderal LA® Beta-Blocker - Propranolol
Preclinical Equivalent to Niaspan® Antilipidemic - Niacin
Cardiovascular:
Preclinical 12/24 hour sustained release tablets Pain Management - Tramadol
Licensed 12 hour sustained release tablets Pain Management - Ibuprofen
Analgesics:
STATUS DESCRIPTION INDICATION NAME

Copyright©2006, SCOLR Pharma, Inc. 20
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November 2006
Cough-Cold:
Clinic Done Equivalent to Sudafed® 12 hour Decongestant - Pseudoephedrine
In Clinic 12 hour sustained release tablets Decongestant - Phenylephrine
Preclinical 12 hour sustained release tablets Asthma, Bronchodilator - Theophylline
Pulmonary:
In Clinic 24 hour sustained release tablets Nausea - Ondansetron HCl
Preclinical 24 hour sustained release tablets Motion Sickness - Dimenhydrinate
Nausea:
Preclinical Compared to Glucophage® XR Diabetes - Metformin
Preclinical Compared to Glucotrol® XL Diabetes - Glipizide
Diabetes:
STATUS DESCRIPTION INDICATION NAME
Licensable Portfolio &

Copyright©2006, SCOLR Pharma, Inc. 21
SCOLR Pharma, Inc. Amex:  DDD
November 2006
Milestones Achieved
Established Perrigo Relationship
Formed strategic alliance for dietary supplements with nations largest store brands and private label manufacturer
Wyeth Consumer Healthcare Relationship
Global license for CDT-based ibuprofen formulations with market leader in ibuprofen under the Advil® brand
Achieved first major milestone (Sept. 2006)
2 Recent Research/Development Agreements
Entered research collaboration to develop novel anti-viral compound for the treatment of influenza
Selected as development partner global consumer product
Strengthened Balance Sheet
Completed $11.9 million financing (April 2006)
Completed our 14 Clinical Study
Advanced programs and validated CDT technology
Expanded Development Pipeline
Internal pipeline now consists of 7 major drugs
Strengthened Organization
th

Copyright©2006, SCOLR Pharma, Inc. 22
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November 2006
Strategic Growth Initiatives
Identification of additional targets to build product
pipeline
Continue development/expansion of CDT®
Platform
Enter new alliance and partnership agreements
Expand and enhance industry presence
Build Intellectual Property Estate/Portfolio

Copyright©2006, SCOLR Pharma, Inc. 23
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November 2006
Balance Sheet and Capital Structure
Balance Sheet Data September 30, 2006
(In Thousands)
Cash and Investments (1)
$18,333
Working Capital $18,175
Total Assets $21,049
Total Debt $ 0
(In Millions)
Common Shares Outstanding 38.0
Fully - Diluted Shares 43.6
Note: (1) Company closed a registered direct offering on April 21, 2006 of
2,370,100   shares of common stock at a price of $5.00 per share. The
net proceeds were approximately $10.9 million.

Copyright©2006, SCOLR Pharma, Inc. 24
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November 2006
SCOLR Pharma
Well Positioned for the Future
Large, growing markets
Unique, broadly applicable, patented technology platform
with important benefits
Expanding prescription and OTC pipeline with several
clinical and pre-clinical candidates
Royalty revenues from existing products
Value driving milestones
Experienced management team
Board members with extensive regulatory/pharmaceutical/
financial expertise
®

Surmount
Delivery Barriers

With Our Self Correcting Oral Systems

Copyright©2006, SCOLR Pharma, Inc. 25 SCOLR Pharma, Inc. Amex: DDD November 2006 SCOLR Pharma, Inc. 3625 132 Ave SE, #400 Bellevue, WA. 98006 www.scolr.com nd